UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    December 20, 2007

Winnebago Industries, Inc.

(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    641-585-3535

___________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Winnebago Industries, Inc. (the “Company”) is filing herewith a press release issued on December 20, 2007, as Exhibit 99.1 which is included herein. The press release was issued to report earnings for the first quarter of fiscal year 2008 ended December 1, 2007.

On December 20, 2007, the Company held a conference call to discuss the financial results of the Company for its first quarter of fiscal year 2008 ended December 1, 2007 (the “Earnings Call”). A copy of the transcript of the Earnings Call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description

99.1	Press release of Winnebago Industries, Inc. dated December 20, 2007.

99.2	Conference Call Transcript dated December 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2007	WINNEBAGO INDUSTRIES, INC.
	By:	/s/ Bruce D. Hertzke
	Name:	Bruce D. Hertzke
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Winnebago Industries, Inc. dated December 20, 2007.

99.2	Conference Call Transcript dated December 20, 2007.